1 Fourth Quarter and Fiscal Year 2009 Earnings Conference Call March 22, 2010 a Exhibit 99.2

Forward-Looking Statements
Certain statements in this presentation including but not limited to those made under the caption “Outlook”, are forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, the management of Hexion Specialty Chemicals, Inc.
(which may be referred to as “Hexion,” “we,” “us,” “our” or the “Company”) may from time to time make oral forward-
looking statements. Forward looking statements may be identified by the words “believe,” “expect,” “anticipate,”
“project,” “plan,” “estimate,” “will” or “intend” or similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our businesses, the economy and other future conditions. Actual results could vary materially depending on risks and uncertainties that may affect our markets, services, prices and other factors as discussed in our most recent Annual Report on Form 10-K and in our other filings with the Securities and Exchange
Commission (SEC).  We caution you against relying on any forward-looking statements as they are neither statements of historical fact nor guarantees of future performance.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional or global economic, competitive and regulatory factors including, but not limited to, the current credit crises and global economic downturn,  interruptions in the supply of or increased pricing of raw materials due to natural disasters, pricing actions by our competitors that could affect our operating margins, changes in governmental regulations involving our products, and the following:
- our inability to achieve expected cost savings,
- the outcome of litigation described in our SEC filings,
- our failure to comply with financial covenants under our credit facilities or other debt, and
- the other factors described in the Risk Factors section of our Annual Report on Form 10-K and in our other SEC filings.
Any forward-looking statement made by us in this document speaks only as of the date on which it is made.  Factors or events that could cause our actual results to differ may emerge from time to time.
This presentation contains non-GAAP financial information. Reconciliation to GAAP is included at the end of the presentation.

3 Overview of Fourth Quarter & FY09 Results Craig O. Morrison Chairman, President & Chief Executive Officer

Fourth Quarter 2009 Results
Fourth quarter 2009 results reflected positive volume comparisons, strength in certain specialty product lines and the Company’s comprehensive cost control initiatives
Hexion Specialty Chemicals Q409 results included:
– Revenues of $1.09 billion versus $1.18 billion in prior year due to declining raw material costs offsetting volume gains and pricing actions
– Operating income of $36 million compared to an operating loss of $876 million in prior year
– Segment EBITDA
(1)
of $106 million compared to $46 million in prior year quarter
The Company continued to accelerate the pace of its productivity actions as Hexion realized $51 million in productivity savings in the fourth quarter of 2009
– Throughout 2009, Hexion responded aggressively to the global economic headwinds and achieved
$148 million in productivity savings
Hexion’s ongoing focus on cash management and working capital has yielded significant results:
– Working capital investment decreased from $679 million at year end 2008 to $376 million at 12/31/09
– 2009 cash generated from operations totaled $355 million
Liquidity remains strong at $367 million at 12/31/09
The Company was in compliance with the senior secured bank leverage ratio under the covenants for its senior secured bank facility
Fourth Quarter 2009 Results Reflected Improved Volumes and the Cumulative Impact of Productivity Initiatives
(1) Segment EBITDA and Adjusted EBITDA are non-GAAP financial measures. The closest GAAP financial measure is Net Income (Loss). A table that reconciles these two measures is at the end of this presentation. Management believes that Adjusted EBITDA is meaningful to investors because the Company is required to have an Adjusted EBITDA to Fixed Charges ratio of greater than 2.0 to 1.0. At December 31, 2009, on a pro forma basis for the
January 2010 refinancing, the Company was not in compliance with the Adjusted EBITDA to Fixed Charges Ratio incurrence test. Under Hexion’s indenture for the Second Priority Senior Secured Notes, failure of this incurrence test does not represent an event of default. However, Hexion may not be able to incur future debt outside of its revolving facility or make acquisitions in certain circumstances. The Company was in compliance with the senior secured bank leverage ratio under the covenants for its senior secured bank facility. December 31, 2009 LTM Adjusted EBITDA includes $125  million of in-process productivity program savings.

Fourth Quarter 2009
Summary Financial Performance
Quarter Ended December 31
130%
nm
nm
(8)%
46 106
Segment
EBITDA
(1)
(921) (6)
Net income
(loss)
(876)
$1,178
2008
36
Operating
income (loss)
$1,089
2009
Revenue
($ in millions)
Q409 EBITDA Improved Sharply Despite Lower Revenues Q409 EBITDA Improved Sharply Despite Lower Revenues
(1) Segment EBITDA excludes in-process synergies.

Fiscal Year 2009
Summary Financial Performance
(16)%
nm
nm
(34)%
385
92
94
$4,030
2009
461
(1,190)
(893)
$6,093
2008
Segment
EBITDA
(1)
Net income
(loss)
Operating
income
(loss)
Revenue
($ in millions)
(1) Segment EBITDA excludes in-process synergies.
Year Ended December 31

Contractual Pass Through of Declining Raw Material
Costs Significantly Impacts Revenue Comparisons
(17)%
2%
(8)%
(16)%
Net Sales
Performance
Products
Coatings
& Inks
Formaldehyde
& Forest
Products
Epoxy &
Phenolic
Resins
FY09 vs. FY08
Summary
Raw material driven price decreases accounting for $216 million of the fourth quarter
2009 sales decline, while Hexion recorded a foreign currency translation benefit of $75 million and volumes increased revenue by $52 million
(42)%
(29)%
(30)%
(33)%
Q409 vs. Q408

Quarter Ended December 31
4%
nm
(12)
nm
%
23 24
Performance
Products
(4) 8
Coatings & Inks
41
$ (2)
2008
36
Formaldehyde &
Forest Products
$ 51
2009
Epoxy &
Phenolic Resins
($ in millions)
Fourth Quarter 2009
Segment EBITDA Results
Summary
Fourth quarter 2009 EBITDA reflected continued strength in Hexion’s specialty products

(11)
66
(44)
(1)
%
80
58
108
$  190
2009
90
35
194
$  192
2008
Performance
Products
Coatings &
Inks
Formaldehyde
& Forest
Products
Epoxy &
Phenolic
Resins
($ in millions)
Year Ended December 31
Fiscal Year 2009
Segment EBITDA Results
Summary
FY09 EBITDA supported by Hexion’s cost reduction and productivity initiatives, as well as strong performances in specialty epoxy resins, Versatic™ Acids & Derviatives and global coatings

36
Productivity Achievement Increased Steadily in 2009
Summary
Productivity actions continue to
improve Hexion’s cost structure
Hexion achieved $51 million in
targeted productivity savings in
Q409
Achieved $148  million in
productivity actions in FY09
– Headcount reductions of 18
percent in FY09
– Ceased production at four
sites and idled production at
certain other facilities in FY09
Hexion is pursuing $125 million in
remaining savings
– Hexion expects these actions
to over the next 18 months
– Estimated net costs of $69
mm to obtain remaining
savings
125
36
148
Actions
achieved
in 2009
Productivity Program
Hexion Continues to Focus on Aggressively Reducing Costs Hexion Continues to Focus on Aggressively Reducing Costs
$ in millions
In-process
savings
12/31/09
(1) The Company achieved the following productivity actions per quarter: $22 million in Q109, $32 million in Q209, $43 million in Q309 and $51 million in Q409
(1)
$309
12/31/09
TOTAL
PROGRAM
TARGET 12/31/09
In-process
savings
12/31/08
$119
Actions
achieved
in 2008
12/31/08
Actions
achieved
in 2008

Broadly-Focused Cost Reductions in FY09
(26)% Purchased
Services
(14)% Other
(33)% Office Expense
(41)% Travel
(15)% Salary & Wages
(29)% Mfg. Variable
(30)% Utilities
2009 vs.
2008
Focus on Reducing Variable Costs Continues in 2010
FY09 Cost Reductions vs. FY08: ~ $272 million

(31%)
(27%)
5%
(14%)
(19%)
Segment EBITDA Continued to Recover Despite Softer
Year-over-Year Volumes for much of FY09
46
61
90
128
106
Q4 Q1 Q2 Q3 Q4
($ in millions)
2008
2009
Volume Change vs. Prior Year Qtr.
2009 2008
Q2 Q1 Q3 Q4
Segment EBITDA
(kMT)
Generally Improving Trends in Hexion’s 2009 Results
Q4

$376
$679
Working Capital at December 31, 2009
13.1%
11.1%
9.3%
Net Working Capital as a Percentage
of LTM Sales
Hexion Reduced Inventory by ~ 5 Days in 2009 Hexion Reduced Inventory by ~ 5 Days in 2009
through through Structural Improvements in Managing Working Capital Structural Improvements in Managing Working Capital
12/31/08 12/31/09
Net Working Capital
12/31/08 12/31/07 12/31/09
$ in millions

CARDURA
GLYCIDYL ESTER

HEXION
Specialty Chemicals

Versatic™ Acids & Derivatives Expansion Marks the
Latest Strategic Investment in Key Product Lines and
High Growth Markets
Oilfield Technology
Group:
•Oklahoma City, OK expansion
•
Rock Springs, WY
•
Cleburne, TX
•
Sites were functional in FY09
Formaldehyde & Forest Products:
•
Montenegro, Brazil
•
Began production in First Quarter 2010
Specialty Epoxy
•
Esslingen, Germany
•
Under construction
Formaldehyde &
Forest Products:
•
Joint venture in
regional Moscow with
OAO Shcheckinoazot
•
Final commissioning stage
Versatic™
Acids &
Derivatives:
• New construction
within existing
Onsan, Korea site

15 William H. Carter Executive Vice President & Chief Financial Officer Financial Review

Epoxy and Phenolic Resins (EPR)
Fourth Quarter 2009 Segment Highlights
$ (2)
$ 446
2008
nm $ 51
Segment
EBITDA
2% $ 457
2009
Revenue
($ in millions)
Quarter Ended December 31
Q409 Sales Comparison YOY
2% 6% (11)% 7%
Total
Currency
Translation Price/Mix Volume
Summary
Ongoing strength in volumes for
specialty applications, including:
– Specialty epoxy, boosted by
Asian-based wind energy
customers
– Versatic™ Acid & Derivatives
– Phenolic specialty resins, with
improved volumes in N. America
partially offset by softer demand
in Europe
Lower processing costs and
productivity actions supported
improved EBITDA
Base epoxy resin volumes improved
vs. Q408 although competitive
pressure continued to hamper earnings
Selective price actions partially offset
rising raw materials

Formaldehyde and Forest Products (FFP) Resins
Fourth Quarter 2009 Segment Highlights
$ 41
$ 405
2008
(12)% $ 36
Segment
EBITDA
(16)% $ 339
2009
Revenue
($ in millions)
Quarter Ended December 31
Summary
N. American volume was flat versus
prior year; no significant recovery in
housing yet
Volumes increased in all international
regions
Hexion has a higher percentage of
customers with a contractual pass
through of raw materials in this
segment, which is reflected in a higher
sales variance
Softer earnings in Europe accounted
for majority of the year-over-year
Segment EBITDA decline, partially
offset by improved results in Hexion’s
Australia and New Zealand
businesses
Montenegro, Brazil - completed in
Q409; Russian JV - final
commissioning stage
Q409 Sales Comparison YOY
(16)% 8% (32)% 8%
Total
Currency
Translation Price/Mix Volume

Coatings and Inks (C&I)
Fourth Quarter 2009 Segment Highlights
$ (4)
$ 238
2008
nm $ 8
Segment
EBITDA
(8)% $ 219
2009
Revenue
($ in millions)
Quarter Ended December 31
Summary
Hexion’s efforts to streamline
C&I operations evident in
YoY earnings gain despite
8% revenue decline
EBITDA in both businesses
increased YoY, although
sequentially declined primarily
due to seasonality
EBITDA improvement was
driven primarily by productivity
gains rather than market trends
Multiple price increases have
been announced in an attempt to
keep pace with rising raw
materials in early 2010
Q409 Sales Comparison YOY
(8)% 6% (11)% (3)%
Total
Currency
Translation Price/Mix Volume

Performance Products (PP)
Fourth Quarter 2009 Segment Highlights
$ 23
$ 89
2008
4% $ 24
Segment
EBITDA
(17)% $ 74
2009
Revenue
($ in millions)
Quarter Ended December 31
Summary
Results reflect a slight increase
in Oilfield volumes offset by declines
in Foundry resins, as well as falling
raw materials impacting sales
Hexion experienced another strong
quarter in its Oilfield business and
a slight improvement in Foundry
earnings
The Oilfield business reflected
increased drilling activity in Canada
and slightly positive trends in U.S.
rig counts during Q409
Benefited from the continued trend
of increased average order size for
oilfield proppants from fracturing in
horizontal wells
Q409 Sales Comparison YOY
(17)% 1% (14)% (4)%
Total
Currency
Translation Price/Mix Volume

Balance Sheet Update & Financial Summary
The Company reduced working capital by $303 million in 2009
FY09 cash generated from operations totaled $355 million versus $(632) million in prior year
FY09 capital expenditures totaled $131 million
– In FY09, ~ $26 million in Capex was related to productivity savings initiatives
– Hexion anticipates full year base Capex target of ~ $123 million in 2010 and ~
$37 million in additional investments related to productivity initiatives
Hexion redeemed $34 million in face value of Industrial Revenue Bonds in Q409
Net debt decreased $367 million during FY09 despite worst recession in years
Liquidity remained strong with cash plus borrowing availability of $367 million at
Dec. 31, 2009
Net Net Debt: Debt: ~ ~ $3.36 $3.36 billion billion (12/31/09) (12/31/09)
(1)
(1) Includes $100 million of affiliated debt. See detail of Hexion’s total debt in the Appendix of this presentation. Excludes impact of January 2010 refinancing.

Hexion amended its Senior Secured Credit Facilities
during Q1 2010 and extended the maturity of ~ $957
million of term loans by two years
The Company also issued $1 billion aggregate
principal amount of senior secured notes due 2018
– Net proceeds of $993 million from the issue were
used to repay $800 million of Hexion’s U.S. term
loans
– Provided $162 million of incremental cash
Hexion renewed its revolving line of credit facility
commitments, which total $200 million
– Commitments will extend the availability of the
revolver to 2013
$529 million in total liquidity pro forma for the January
2010 refinancing
January 2010 Refinancing Summary
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
2010 2011 2012 2013 2014 2015+
Debt Maturities (Prior to Refinancing)
Debt Maturities (Pro forma for Refinancing)
Refinancing Improved Hexion’s Debt Maturity Profile
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
2010 2011 2012 2013 2014 2015+
(1)
(1) The Company renewed its revolving line of credit facility commitments from lenders, which will take effect upon the May 31, 2011 maturity of the existing revolving facility commitments

22 Craig O. Morrison Summary

Summary: Hexion Q409 Results & Outlook
Hexion’s fourth quarter 2009 results reflect positive volume comparisons, strength in specialty product lines and the Company’s aggressive cost control initiatives
– Hexion achieved $51 million in productivity savings in Q409
– Total in process productivity actions of $125 million remained at December 31, 2009
New plant construction in Korea follows recent expansions in Russia, Germany and Brazil as part of Hexion’s increasing focus on high-growth international markets
A high level of uncertainty regarding customer demand remains in 2010, but Hexion is guardedly optimistic that the signs of stabilization in several end markets will continue to drive a gradual improvement in volumes
– January and February 2010 volume trends were positive compared to prior year
Hexion is focused on creating value from the continued achievement of its productivity initiatives and growth from specialty product applications in 2010
Recent refinancing improved Hexion’s liquidity and debt profile
– Focus on cash management continues in 2010

24 Appendices

Reconciliation of Segment EBITDA to Net Income (Loss) (Unaudited)

(U.S. Dollars in Millions)

	Three months ended December 31, 2009	Three months ended December 31, 2008	Year ended Dec. 31, 2009	Year ended Dec. 31, 2008
Segment EBITDA:				
Epoxy and Phenolic Resins	$ 51	$ (2)	$ 190	$ 192
Formaldehyde and Forest Product Resins	36	41	108	194
Coatings and Inks	8	(4)	58	35
Performance Products	24	23	80	90
Corporate and Other	(13)	(12)	(51)	(50)
Reconciliation:				
Items not included in Segment EBITDA				
Terminated merger and settlement (expense) income, net	1	(800)	40	(1,027)
Integration and transaction costs	—	(7)	—	(27)
Non-cash charges	—	10	3	(5)
Unusual items:				
(Losses) gains on divestiture of assets	(4)	(6)	(6)	5
Business realignments	(3)	(19)	(56)	(41)
Asset impairments	(3)	(21)	(50)	(21)
Derivative settlement	—	(24)	—	(37)
Other	(12)	1	(45)	(8)
Total unusual items	(22)	(69)	(157)	(102)
Total adjustments	(21)	(866)	(114)	(1,161)
Interest expense, net	(51)	(77)	(223)	(304)
Gain on extinguishment of debt	1	—	224	—
Income tax benefit (expense)	5	22	(2)	17
Depreciation and amortization	(46)	(46)	(178)	(203)
Net (loss) income attributable to Hexion Specialty Chemicals, Inc.	(6)	(921)	92	(1,190)
Net income attributable to noncontrolling interest	2	1	3	5
Net (loss) income	$ (4)	$ (920)	$ 95	$ (1,185)

HEXION Specialty Chemicals

25 Reconciliation of Non-GAAP Financial Measures

(U.S. Dollars in Millions)

		Year Ended Dec. 31, 2009
Reconciliation of Net Income to Adjusted EBITDA		
Net income	$	95
Income tax expense		2
Interest expense, net		223
Gain on extinguishment of debt		(224)
Depreciation and amortization expense		178
EBITDA		274
Adjustments to EBITDA:		
Terminated merger and settlement income[1]		(40)
Net income attributable to noncontrolling interest		(3)
Non-cash items		(3)
Unusual items:		
Loss on divestitures of assets		6
Business realignments [2]		56
Asset Impairments		50
Other [3]		64
Total unusual items		176
Productivity program savings [4]		125
Adjusted EBITDA	$	529
Pro forma Fixed charges [5]	$	268
Pro forma ratio of Adjusted EBITDA to Fixed Charges[6]		1.97

HEXION
Specialty Chemicals

26 Fixed Charge Covenant Calculations

-

(1) Represents negotiated reductions on accounting, consulting, tax and legal costs related to the terminated Huntsman merger and related litigation and recovery of $15 million in insurance proceeds related to the $200 million settlement payment made by Apollo that was treated as an expense of the Company in 2008. These amounts are partially offset by legal settlement accruals pertaining to the New York Shareholder Action related to the terminated Huntsman merger.

(2) Represents plant rationalization and headcount reduction expenses related to productivity programs and other costs associated with business realignments.

(3) Primarily includes realized foreign currency activity, pension expense related to formerly owned businesses, and business optimization expenses.

(4) Represents pro-forma impact of in-process productivity program savings.

(5) The charges reflect pro forma interest expense based on interest rates at February 24, 2010 as if our repurchases of our outstanding debt securities and the Offering and Amendment Transactions had taken place at the beginning of the period.

(6) We are required to have an Adjusted EBITDA to Fixed Charges ratio of greater than 2.0 to 1.0 to be able to incur additional indebtedness in certain circumstances under our indenture for the Second Priority Senior Secured Notes. As of December 31, 2009, the Company did not satisfy this test on a pro forma basis after adjusting for the January 2010 refinancing activities. Failure of this incurrence test does not represent an event of default. In certain circumstances, we may not be able to incur future debt outside of our revolving facility or make acquisitions until we are in compliance with this test.

HEXION
Specialty Chemicals

27 Fixed Charge Covenant Calculations Footnotes

Following is a summary of Hexion's cash and cash equivalents and outstanding debt at December 31, 2009, as adjusted for the Amendment and Offering Transactions that were closed on January 29, 2010, and Hexion's outstanding debt at December 31, 2008:

(In millions)	As of December 31:			
	2009			2008
	Actual	Adjustments	As Adjusted	Actual
Cash and cash equivalents	$ 142	$ 162	$ 304	$ 127
Non-affiliated debt:				
Senior Secured Credit Facilities:				
Revolving facility due 2011	36	—	36	180
Floating rate term loans due 2013	2,234	(1,757)	477	2,254
Floating rate term loans due 2015	—	957	957	—
Senior Secured Notes:				
8.875% senior secured notes due 2018 (net of original issue discount of $7)	—	993	993	—
Floating rate second-priority senior secured notes due 2014	120	—	120	200
9.75% Second-priority senior secured notes due 2014	533	—	533	625
Debentures:				
9.2% debentures due 2021	74	—	74	115
7.875% debentures due 2023	189	—	189	247
8.375% sinking fund debentures due 2016	62	—	62	78
Other Borrowings:				
Australian Multi-Currency Term/Working Capital Facility due 2011	54	—	54	50
Brazilian bank loans	65	—	65	27
Industrial Revenue Bonds due 2009	—	—	—	34
Capital Leases	15	—	15	15
Other	24	—	24	34
Total non-affiliated debt	3,406	193	3,599	3,859
Affiliated debt:				
Affiliated borrowings due on demand	4	—	4	—
Affiliated term loan due 2011	100	—	100	—
Total affiliated debt	104	—	104	—
Total debt	$ 3,510	193	$ 3,703	$ 3,859

HEXION Specialty Chemicals

28 Debt at December 31, 2009

a